Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 98,483,188.40
Previously Paid Amount	0.00
Total Fee Amount	3,881.88
Total Offset Amount	0.00
Net Fee	$ 3,881.88